Fourth Quarter 2023 Earnings January 18, 2024

2 Disclaimers Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, and 4Q23 capital ratios are estimates.

4Q23 GAAP financial summary

$ in millions except per share data	Reported Results					4Q23 Change vs.			
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22	
Net interest income	$ 617	$ 605	$ 631	$ 688	$ 709	$ 12	2 %	$ (92)	(13)%
Fee income	183	173	400	171	174	10	6 %	9	5 %
Total revenue	800	778	1,031	859	882	22	3 %	(82)	(9)%
Expense	572	474	555	478	503	98	21 %	69	14 %
Pre-provision net revenue (PPNR)	227	304	475	381	379	(77)	(25)%	(152)	(40)%
Provision for credit losses	50	110	50	50	45	(60)	(55)%	5	11 %
Pre-tax income	177	194	425	331	334	(17)	(9)%	(157)	(47)%
Income tax expense	(11)	52	96	75	64	(63)	(121)%	(75)	(117)%
Net income	188	142	329	256	270	46	32 %	(82)	(30)%
Non-controlling interest	5	5	5	4	4	—	— %	1	25 %
Preferred dividends	8	8	8	8	8	—	— %	—	— %
Net income available to common shareholders (NIAC)	$ 175	$ 129	$ 317	$ 243	$ 258	$ 46	36 %	$ (83)	(32)%
Diluted EPS	$ 0.31	$ 0.23	$ 0.56	$ 0.43	$ 0.45	$ 0.08	35 %	$(0.14)	(31)%
Average diluted shares outstanding[1]	561	561	561	572	572	—	— %	(11)	(2)%
ROCE	8.6 %	6.3 %	16.4 %	13.3 %	14.4 %	2.3%		(5.8)%	
ROTCE	10.9 %	8.0 %	21.1 %	17.4 %	19.1 %	2.9%		(8.3)%	
ROA	0.9 %	0.7 %	1.6 %	1.3 %	1.4 %	0.2%		(0.4)%	
Net interest margin	3.27 %	3.17 %	3.38 %	3.88 %	3.89 %	0.10%		(0.62)%	
Efficiency ratio	71.1 %	61.0 %	53.9 %	55.7 %	57.1 %	10.2%		14.0%	
FTEs	7,277	7,340	7,327	7,282	7,477	(63)	(1)%	(200)	(3)%
CET1 ratio	11.4 %	11.1 %	11.1 %	10.4 %	10.2 %	0.3%		1.2%	
Effective tax rate	(6.2)%	26.7 %	22.6 %	22.7 %	19.2 %	(32.8)%		(25.4)%	
Tangible book value per share	$12.13	$11.22	$11.50	$10.89	$10.23	$ 0.91	8 %	$ 1.90	19 %
Period end loans	$61.3B	$61.8B	$61.3B	$59.0B	$58.1B	$ (0.5)	(1)%	$ 3.2	5 %
Period end deposits	$65.8B	$67.0B	$65.4B	$61.4B	$63.5B	$ (1.2)	(2)%	$ 2.3	4 %
Period end loan to deposit ratio	93 %	92 %	94 %	96 %	92 %	1 %		2 %	

[1] 2Q23 includes 19.7 million share impact of Series G convertible securities issued in connection with TD transaction based on the final conversion rate; 1Q23 and 4Q22 include 27.5 million shares based on the original maximum conversion rate.

3

4 Table of contents 2023 highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 4Q23 highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 4Q23 adjusted financial results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 4Q23 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 FY24 guidance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Strategic focus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

5 2023 Key Accomplishments Diversified Business Model Demonstrated ability to perform through the economic cycle with adjusted pre-tax pre-provision in 2023 consistent with 2022. Benefited from asset sensitivity with 32bps of NIM expansion in 2023. Prudent Risk Management Managed balance sheet for safety and soundness, including maintaining a smaller securities portfolio with a focus on interest rate risk and liquidity. Generated 124bps of CET1 over the course of 2023. Attractive Southeast Footprint Deposit growth of 4% significantly outperformed an industry decline of 2%, while loan growth of 5% outpaced 2% industry growth1 1FHN data presented for the year 2023 or as of 12/31/2023, as applicable. Source for industry data: H8 data series of the Federal Reserve Board, 12/28/22 to 12/27/23. Disciplined Execution of Strategy Raised $6 billion of new customer funds in 2Q deposit campaign; successful repricing efforts reduced the period end interest-bearing deposits rate to ~3.25% Extraordinary Client Base We have long tenured, deep relationships with our clients; retained +90% of the client base in 2023, which has 9+ years of tenure at the bank

Strong 4Q23 results driven by stable, diversified business mix

Earnings Strength and Solid Returns

Adj. EPS	Adj. ROTCE	NIM	Adj. Efficiency
$0.32	11.1%	3.27%	62.8%

- Adjusted pre-tax pre-provision of $298 million
- Net interest margin improved 10bps from asset repricing and favorable balance sheet mix
- Fees were relatively stable, while expenses were up, driven by strategic investments and incentives on higher revenue production

Capital and Credit Quality

CET1	TBV	NCO%
11.4%	$12.13	0.23%

- Strong capital position, with CET1 up 29bps
- TBVPS increased 8% driven by $0.72 from lower mark-to-market impacts and $0.34 of NIAC, partially offset by $0.15 of dividends
- ACL coverage of 1.40% with net charge-offs of $36 million

Strong Liquidity and Improving Funding Profile

Avg Deposit Growth	Avg Loan Growth	PE LDR[1]
1%	0%	93%

- Average customer deposits were up $0.6 billion, supporting the pay down of $1.2 billion brokered deposits over the quarter
- Loan growth moderating as focus remains on deepening existing customer relationships and strategic market share expansion

Reflects 4Q23 vs. 3Q23 results. Adjusted financial measures, including measures excluding deferred compensation, are Non-GAAP and are reconciled to GAAP measures in the appendix.
[1]Period end Loan-to-Deposit ratio.

6

4Q23 Adjusted financial highlights

Revenue growth driven by NIM expansion and fixed income production

$ in millions, except per share data	Adjusted Results 4Q23	3Q23	4Q22	4Q23 Change vs. 3Q23		4Q22	
Net interest income (FTE)	$621	$609	$712	$ 12	2 %	$ (91)	(13)%
Fee income	179	173	173	6	3 %	6	3 %
Total revenue (FTE)	800	782	885	18	2 %	(85)	(10)%
Expense	502	465	458	37	8 %	44	10 %
Pre-provision net revenue	298	318	428	(20)	(6)%	(130)	(30)%
Provision for credit losses	50	110	45	(60)	(55)%	5	11 %
Net charge-offs	36	95	26	(59)	(62)%	10	40 %
Reserve build / (release)	14	15	19	(1)	(6)%	(5)	(27)%
NIAC	$178	$150	$293	$ 28	19 %	$ (115)	(39)%
Diluted EPS	$0.32	$0.27	$0.51	$0.05	19 %	$ (0.19)	(37)%
Diluted shares[1]	561	561	572	—	— %	(11)	(2)%
ROTCE	11.1%	9.2%	21.7%	1.8 %		(10.6)%	
ROA	0.9%	0.8%	1.5%	0.1 %		(0.6)%	
Net interest margin (NIM)	3.27%	3.17%	3.89%	0.10 %		(0.62)%	
Fee income / total revenue	22.3%	22.1%	19.5%	0.2 %		2.8 %	
Efficiency ratio	62.8%	59.4%	51.7%	3.4 %		11.1 %	
TBV per share	$12.13	$11.22	$10.23	$0.91	8 %	$ 1.90	19 %
Effective tax rate	21.7%	20.1%	19.8%	1.6 %		1.9 %	

- **4Q23 adjusted EPS** of $0.32 vs. $0.27 in 3Q23
  - **Adjusted ROTCE** of 11.1%
  - **Tangible Book Value** per share grew 8% to $12.13
- **NII** up $12 million or 2% linked quarter
  - **NIM** expanded 10bps vs 3Q23
- **Adjusted fee income** flat excluding deferred compensation
  - Higher fixed income revenue, offset by timing of discrete items
- **Adjusted expense** up $30 million excluding deferred compensation
  - $5 million incentive accrual, primarily related to retention, due to stock price improvement over the quarter
  - $4 million increase in incentives & commissions from higher production in variable revenue businesses
  - Medical expenses up $5 million from seasonality and higher claims
  - Outside services up $15 million due to marketing campaigns and third-party services on the strategic investments, which should decline next quarter
- **Provision expense** of $50 million, resulting in a 4bps increase in ACL coverage to 1.40%

Adjusted financial measures, including measures excluding deferred compensation, are Non-GAAP and are reconciled to GAAP measures in the appendix.
[1] 4Q22 included 27.5 million shares based on the original maximum conversion rate of the Series G convertible securities issued in connection with TD transaction.

7

8 4Q23 notable items Adjusted financial measures, including measures excluding deferred compensation, are Non-GAAP and are reconciled to GAAP measures in the appendix. Notable Items ($ in millions, except EPS) 4Q23 Net gain on disposition & valuation adjustments $ 1 FDIC special assessment $ (68) Pre-tax impact of notable items $ (67) Notable tax items $ 48 After-tax impact of notable items $ (3) EPS impact of notable items $ 0.01 • FDIC special assessment of $68 million • Net gain of $1 million from a small FHN Financial asset disposition and equities valuation adjustments • In addition to the tax effect on the pre-tax notable items, 4Q23 includes a $48 million discrete benefit primarily attributable to the resolution of IberiaBank merger-related tax items Pre-Tax Notable Items Notable Tax Items GAAP results reduced by a net $0.01 per share impact from notable items

NIM improved 10bps from asset repricing and favorable balance sheet mix

Net interest income grew $12 million from the prior quarter



Net Interest Income and NIM Trends
$712
$691
$635
$609
$621
3.89%
3.88%
3.38%
3.17%
3.27%
4Q22
1Q23
2Q23
3Q23
4Q23

$ in millions	NII	Margin
3Q23	**$609**	**3.17%**
Deposits & Funding Mix	$4	0.03%
Loan Rates & Spreads	$12	0.07%
Loan Volumes & Mix	$(3)	—%
Investment Securities & Other	$(1)	—%
4Q23	**$621**	**3.27%**

- **4Q23 net interest income** increased $12 million and **net interest margin** expanded 10bps versus 3Q23
  - Reflects a full quarter benefit of the July rate hike on floating asset yields
  - Wider spreads on new and renewing loans, as well as continued repricing of fixed rate cash flows improved NII
  - Full pay-off of FHLB borrowings in 3Q and $1.2 billion of brokered deposit pay downs in 4Q improved the funding profile
  - 1Q24 margin should benefit from the repricing that occurred in late 4Q23 on the promotional deposits gathered in the second quarter campaign, reducing the period end interest-bearing deposits costs by ~15 basis points

Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.

9

Strong client retention supported pay down of brokered deposits

2023 deposit growth of 4% significantly outperforms industry decline of 2%[1]



Period end deposits
$63.5B
$61.4B
$65.4B
$67.0B
$65.8B
$23.5
$21.1
$18.8
$17.8
$17.2
$0.4
$0.6
$3.7
$3.8
$2.6
$39.7
$39.7
$42.9
$45.3
$45.9
4Q22
1Q23
2Q23
3Q23
4Q23
Customer interest-bearing deposits
Brokered deposits
Noninterest-bearing deposits

- **4Q23 period end deposits** of $65.8 billion
  - New client acquisition continues to be strong with $0.9 billion or almost 18,000 new accounts opened this quarter with a weighted average rate of 3.3%
  - Strong client retention supported the pay down of $1.2 billion of brokered deposits at a weighted average rate of 5.3%
  - **Average deposits** grew 1%
- 2Q23 money market deposit campaign promotional rate of ~5.25% expired in late 4Q23
  - Excellent retention thus far at 96%
  - Average reduction in rate was 76bps
  - Retention effort included almost 9,000 outbound calls
- The 4Q23 **interest-bearing rate paid** of 3.37% was essentially flat to the prior quarter
  - The cumulative interest-bearing deposit beta of 62% declined slightly from 63% in 3Q23
  - The end-of-period rate on interest-bearing deposits declined to approximately 3.25%, while the total deposit rate paid fell to ~2.40%
  - The full quarter impact of lowering promotional rates and reducing brokered funding should have a positive impact on NIM in 1Q24

[1] *Source for industry data: H8 data series of the Federal Reserve Board, 12/28/22 to 12/27/23.*

10

Diversified portfolio across attractive geographic footprint

Focused on deepening relationships and improved risk-adjusted pricing



Period end loans
$58.1B
4%
21%
23%
51%
$59.0B
3%
21%
23%
51%
$61.3B
4%
22%
23%
50%
$61.8B
4%
22%
23%
50%
$61.3B
3%
22%
23%
50%
4Q22
1Q23
2Q23
3Q23
4Q23
C&I ex LMC
Consumer real estate
Credit card & other
Commercial real estate (CRE)
LMC

- **4Q23 period end loans** of $61.3 billion, declined $0.5 billion or 1% versus 3Q23 as credit conditions have tightened across the industry
  - $0.3 billion or 0.5% decrease in loans excluding loans to mortgage companies (LMC), which decreased by $218 million
  - CRE growth driven by fund-ups of previously committed construction loans, primarily multi-family
  - On balance sheet mortgage production focused on the Medical Doctor (MD) program, which comprised over 60% of consumer originations
- Total unfunded commitments down ~$1 billion
- Period end line utilization of 42%[1]
- **Loan yields** expanded 9bps to 6.19%
  - Spreads on new commercial originations are up 21bps linked quarter and 64bps year-over-year
  - Reflects a full quarter benefit of the July rate hike on floating asset yields
- Asset sensitive profile reflected in loan composition of 67% floating vs 33% fixed rate

[1] Utilization rates exclude Loans to Mortgage Companies.

11

Fee income stable with modest rebound in fixed income

Adjusted fee income flat excluding deferred compensation

$ in millions	Adjusted Results					4Q23 Change vs.			
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22	
Fixed income	$37	$28	$30	$39	$35	$9	32 %	$2	6 %
Mortgage banking & title	$5	$7	$6	$5	$4	$(2)	(29)%	$1	25 %
Service charges and fees	$59	$60	$59	$55	$56	$(1)	(2)%	$3	5 %
Brokerage, trust, and insurance	$36	$34	$35	$34	$33	$2	6 %	$3	9 %
Card and digital banking fees	$16	$20	$21	$19	$20	$(4)	(20)%	$(4)	(20)%
Deferred compensation income	$6	$0	$8	$3	$7	$6	NM	$(1)	(14)%
Other noninterest income	$20	$25	$17	$15	$20	$(5)	(20)%	$0	— %
Total fee income	**$179**	**$173**	**$175**	**$171**	**$173**	**$6**	**3 %**	**$6**	**3 %**
Fixed income ADR	$463k	$301k	$348k	$437k	$403k	$162k	54 %	$60k	15 %

- **4Q23 adjusted fee income** excluding deferred compensation flat to 3Q23
  - **Fixed income** increased $9 million as average daily revenue (ADR) rebounded to $463k from $301k, driven by a favorable change in the market's interest rate expectations and year-end customer portfolio restructurings
  - **Mortgage banking** income declined $2 million, largely due to seasonally lower volume
  - **Brokerage, trust, and insurance** income increased $2 million, driven by higher annuities sales
  - **Card and digital banking fees** down $4 million due to a methodology adjustment on cardholder rebates, resulting in an isolated impact to 4Q23
  - **Other noninterest income** declined by $5 million as 3Q23 included elevated FHLB stock dividends related to second quarter borrowing levels, as well as lower BOLI revenue this quarter

Adjusted financial measures, including measures excluding deferred compensation, are Non-GAAP and are reconciled to GAAP measures in the appendix.

12

Expense trend driven by strategic investments and higher production

Investing in technology and personnel with a continued focus on operational efficiencies

$ in millions	Adjusted Results					4Q23 Change vs.			
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22	
Salaries and benefits	$190	$188	$187	$188	$178	$2	1 %	$12	7 %
Incentives and commissions	$80	$68	$65	$64	$70	$12	18 %	$10	14 %
Deferred compensation expense	$7	$0	$8	$3	$7	$7	NM	$0	— %
Total personnel expense	$277	$256	$260	$255	$254	$21	8 %	$23	9 %
Occupancy and equipment[1]	$71	$67	$68	$70	$71	$4	6 %	$0	— %
Outside services	$84	$69	$68	$63	$64	$15	22 %	$20	31 %
Amortization of intangible assets	$12	$12	$12	$12	$12	$0	— %	$0	— %
Other noninterest expense	$59	$60	$53	$58	$58	$(1)	(2)%	$1	2 %
Total noninterest expense	**$502**	**$465**	**$461**	**$457**	**$458**	**$37**	**8 %**	**$44**	**10 %**
Full-time equivalent associates	7,277	7,340	7,327	7,282	7,477	(63)	(1)%	(200)	(3)%

- **4Q23 adjusted expense**, excluding deferred compensation, increased $30 million versus 3Q23
  - **Personnel expense** excluding deferred compensation up $14 million, primarily driven by incentives and commissions
    - Long-term incentive accruals, primarily related to retention, increased $5 million due to significant stock price improvement over the quarter
    - Variable compensation within FHN Financial and Wealth Management increased $4 million due to higher production
    - Medical expenses up $5 million linked quarter due to seasonality and higher claims
  - Strategic investments drove an increase in expense in the quarter
    - **Occupancy and equipment** up $4 million as new software begins depreciating
    - **Outside services** up $15 million due to deposit and brand marketing campaigns, as well as third-party services engaged on strategic investments, which should decline next quarter

Adjusted financial measures, including measures excluding deferred compensation, are Non-GAAP and are reconciled to GAAP measures in the appendix.
[1]Occupancy and Equipment expense includes Computer Software Expense.

13

14 $26 $16 $23 $95 $36 0.18% 0.11% 0.16% 0.61% 0.23% NCOs NCO% 4Q22 1Q23 2Q23 3Q23 4Q23 Disciplined lending leads to strong performance across the cycle 1Net charge-off % is annualized and as % of average loans. $771 $800 $827 $842 $856 1.33% 1.35% 1.35% 1.36% 1.40% ACL ACL/Loans 4Q22 1Q23 2Q23 3Q23 4Q23 Allowance for credit losses (ACL) Non-performing loans (NPLs) $316 $424 $402 $394 $462 0.54% 0.72% 0.66% 0.64% 0.75% NPLs $ NPLs % 4Q22 1Q23 2Q23 3Q23 4Q23 • 4Q23 net charge-offs of $36 million decreased $59 million – 3Q23 included a $72 million idiosyncratic C&I charge-off • Provision expense of $50 million in 4Q23 – $14 million reserve build primarily driven by marginal deterioration in CECL macroeconomic scenarios for the CRE and consumer portfolios, as well as modest grade migration • NPL ratio of 75bps up 11bps from 3Q23 • 4Q23 ACL coverage ratio increased to 1.40% 1 ACL coverage ratio increased 4bps to 1.40%, reflecting macroeconomic uncertainty Net charge-offs

Strong capital position even adjusted for unrealized losses[1]

Prudently managed balance sheet focused on safety and soundness

Capital levels



13.3%
13.6%
13.6%
13.6%
14.0%
11.9%
12.1%
12.1%
12.1%
12.4%
10.2%
10.4%
11.1%
11.1%
11.4%
4Q22
1Q23
2Q23
3Q23
4Q23
CET1 ratio
Total capital ratio
Tier 1 capital ratio

- **4Q23 CET1 ratio** grew 29bps to 11.4% from the benefit of NIAC and period end loan reductions, partially offset by the common dividend
  - CET1 net of unrealized losses of 9.1%[1] above regulatory capital threshold of 7.0%
- **Total capital** of 14.0% up 34bps from 3Q23
- **TBVPS** of $12.13 increased 8% versus 3Q23, driven by NIAC[2] and lower mark-to-market impacts, partially offset by $0.15 of dividends

4Q23 CET1 net of unrealized losses[1]



11.4%
(1.2)%
(0.2)%
10.1%
(0.9)%
9.1%
4Q23 Estimate
AFS Impact
HTM Impact
Pro Forma
Loan FV Impact
Pro Forma incl. Loan FV Impact

Tangible book value per share



$11.22
$0.34
$(0.15)
$0.72
$12.13
3Q23
NIAC²
Common Dividend
Mark on AFS & Hedges
4Q23

[1] CET1 impact of available for sale (AFS) and held to maturity (HTM) unrealized losses are presented on an after-tax basis.
Loan FV impact represents the difference between book value and estimated fair value of loans and leases, which is a preliminary estimate for 12.31.23.
[2] Net of change in intangibles.

15

FY2024 Outlook

Expectations of pre-provision net revenue growth in 2024

Earnings Drivers	FY23 Adjusted Baseline	FY24 Adjusted Expectations	Comments
Net Interest Income	$2,556 million	Up 1% – 4%	Assumes 25bps cuts in May, July, November, and December, as well as modest balance sheet growth
Noninterest Income	$699 million	Up 4% – 6%	Potential for modest rebound in fixed income and mortgage
Noninterest Expense	$1,884 million	Up 4% – 6%	Reflects investment in technology and personnel with a continued focus on operational efficiencies
Net Charge-Offs	28bps	25bps – 30bps	Reflects continued macroeconomic uncertainty
Tax Rate	21.8%	21% – 23%	Timing of discrete items impacts quarterly rate
CET1 Ratio	11.4%	~11.0%	Excess capital to be deployed organically, as well as potential for capital repatriation

Adjusted financial measures, including measures excluding deferred compensation, are Non-GAAP and are reconciled to GAAP measures in the appendix. Net interest income is adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Variability in Deferred Compensation may impact growth rates in noninterest income and noninterest expense but should have an offsetting and immaterial impact on pretax income.

16

17 Diversified business model with highly attractive geographic footprint provides opportunity to deliver outperformance through a variety of economic cycles Strategic focus on delivering enhanced shareholder value 1 Strong balance sheet and prudent risk management to drive increased capital efficiency and returns 2 Client-centric model committed to serving as trusted advisor through Capital + Counsel as a core differentiator3 Disciplined execution of strategy and continuous improvement mindset to further enhance efficiency and productivity 4 Investing in the well-being of associates and communities is central to our purpose5

APPENDIX 18

191Other includes equity compensation. 4Q23 CET1 walkforward 11.1% 0.25% (0.12)% 0.13% 0.03% 11.4% 3Q23 CET1 Adjusted NIAC Common Dividend Change in Loan Balances & Unfunded Commitments Notable Items & Other 4Q23 Estimate 1

High credit quality, diversified CRE portfolio

Geographically diverse portfolio with minimal concentration across property types

- Disciplined risk management practice and underwriting standards across CRE portfolio
- $2 million of total net charge-offs in 4Q23 from CRE in the total portfolio, driven by the office portfolio
  - $8 million of net charge-offs in office portfolio year-to-date
- Granular CRE loan book with no more than 7% property type concentration across the total loan portfolio
- Continued strong asset quality with 98% of CRE graded pass
- Vacancy rate of 19% in office CRE in-line with the industry in the southeast[1]

PE CRE by State Composition


27%
13%
12%
11%
11%
9%
9%
8%
FL
TX
NC
Other South-eastern
All Other
GA
TN
LA

PE CRE by Property Type / Total Loans


7%
4%
4%
2%
2%
2%
1%
1%
Multi-family
Retail
Industrial
Office (non-med)
Hospitality
Medical office
Other
Land + residential

[1]FHN's CRE database includes information for loans in the Pro CRE LOB, as well as market CRE loans above $5mm. Vacancy rates are based on this population. Industry statistics from Moody's as of 11/30/23.

20

21 Well-diversified across segments, industries, and markets Granular C&I portfolio and real estate backed consumer portfolio PE C&I by Industry Type 24% 21% 13% 13% 11% 7% 6% 5% All Other TN Other Southeastern FL TX NC LA GA PE C&I by State Composition • The C&I portfolio is both geographically diverse and benefits from a lack of industry concentration ◦ No more than 12% C&I exposure to any industry ◦ Southeastern footprint is economically and demographically strong ◦ Exposure to markets outside the southeast primarily driven by specialty businesses • Consumer portfolio focused on real estate, with negligible exposure to auto or consumer credit card Consumer Portfolio by Product 30% 12% 12% 8% 7% 7% 7% 6% 6% 5% 10 Other Industries Finance & Insurance Real Estate Enterprises Healthcare & Social Assistance Accommodation & Food Service Manufacturing Wholesale Trade Mortgage Warehouse Retail Trade Transportation & Warehousing $11.4B 79% $2.2B $0.8B 5% Real estate installment loans HELOC Credit card and other 16%

22 TN, 38% FL, 18% NC, 12% LA, 12% TX, 4% AL, 3% GA, 2% AR, 2% All other states, 3% Specialty Bank, 5% Attractive and stable funding mix • Stable, cost-effective deposits from a diverse commercial and consumer client base across 12-state footprint and specialty lines of business • Commercial deposits of $35.9 billion or 55% and consumer of $29.9 billion or 45% • Attractive lower-cost deposit base with 26% DDA • Contingency funding plan equates to ~160% of uninsured or uncollateralized deposits 67% of 4Q23 deposits insured or collateralized Deposit portfolio diversified by customer type, product, and geography 4Q23 diversified deposit mix by product 26% 38% 10% 25% Demand deposit accounts Savings Time deposits Other interest-bearing deposits 4Q23 deposits by state $39B 59% $22B 33% $5B 8% Insured Uninsured & uncollateralized Collateralized

23 $0.3B $0.3B $0.3B $0.3B 1Q24 2Q24 3Q24 4Q24 Agency MBS 43% Agency CMBS 25% Agency CMO 14% U.S. Agencies & Treasury 12% States & Municipalities 6% $10.1B $10.3B $10.2B $9.8B $9.4B 2.41% 2.45% 2.49% 2.54% 2.62% Average AFS Securities Average HTM Securities Average Yield 4Q22 1Q23 2Q23 3Q23 4Q23 Investment portfolio prudently managed to support liquidity and IRR • 4Q23 investment portfolio represents 11% of total assets – Moderate total portfolio effective duration of 5.0 years – Low reliance on HTM designation at 14% of total portfolio – 94% U.S. Government or Agency-backed by GSEs • 4Q23 total unrealized losses of $1.3B vs $1.8B in 3Q23 1Calculated based on period end market values. 2Estimated as of 12/31/23; includes maturities and projected calls. Lower exposure to unrealized losses due to smaller portfolio and moderate effective duration Steady principal cash flows2 Investment portfolio 4Q22 1Q23 2Q23 3Q23 4Q23 % of total assets 13% 13% 12% 12% 11% Pre-tax unrealized losses $(1.4)B $(1.3)B $(1.4)B $(1.8)B $(1.3)B Effective duration 5.3 5.2 5.2 5.2 5.0 Unencumbered securities / total securities1 45% 44% 35% 33% 30% 4Q23 investment portfolio composition1

24 FHN Financial Key Market Factors Affecting Fixed Income Lower Revenue Market Factor Higher Revenue Up Rate Direction Down Extreme (low/high) Market Volatility Moderate Flat/Inverted Yield Curve Shape Steep Tighter Corporate & Mortgage Spreads Wider Lower Depository Liquidity Greater Positive Economic Outlook Negative • FHN Financial provides fixed income sales & trading, investment advisory, interest rate derivatives and other services to financial institutions, municipalities and other institutional investors across the United States and internationally • 4,000+ active institutional clients • Clients include approximately one third of all US banks • The variable compensation payout ratio on marginal revenue is approximately 60% $918k $696k $531k $914k $1,477k $1,436k $632k $387k 0.51% 1.10% 1.91% 2.28% 0.54% 0.25% 1.86% 5.20% ADR Avg Fed Funds Rate 2016 2017 2018 2019 2020 2021 2022 2023 Counter-cyclical business model

25 Notable Items *3Q23 includes $10 million of restructuring expenses; 2Q23 includes $50 million contribution to First Horizon Foundation; 2Q23 and 4Q22 includes $15 million and $10 million, respectively of Visa derivative valuation expense. **4Q23 includes a discrete benefit primarily attributable to the resolution of merger-related tax items and 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items. $ in millions, except EPS 4Q23 3Q23 2Q23 1Q23 4Q22 Summary of Notable Items: Gain on merger termination $— $— $225 $— $— Net merger/acquisition/transaction-related items — — (30) (21) (36) Gain on sale of title services business (other noninterest income) — — — — 1 Gain/(loss) related to equity securities investments (other noninterest income) (6) — — — — Net gain on asset disposition (other noninterest income less incentives) 7 — — — — FDIC special assessment (other noninterest expense) (68) — — — Other notable expenses* — (10) (65) — (10) Total notable items (pre-tax) (67) (10) 130 (21) (45) Tax related notable items** 48 (13) — — — EPS impact of notable items $ 0.01 $ 0.04 $ (0.17) $ 0.03 $ 0.06

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$s in millions, except per share data	Quarterly, Unaudited 4Q23	3Q23	2Q23	1Q23	4Q22
Tangible Common Equity (Non-GAAP)					
(A) Total equity (GAAP)	$ 9,291	$ 8,794	$ 8,960	$ 8,895	$ 8,547
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	520	520	520	1,014	1,014
(B) Total common equity	$ 8,476	$ 7,978	$ 8,144	$ 7,586	$ 7,238
Less: Intangible assets (GAAP) (b)	1,696	1,709	1,720	1,732	1,744
(C) Tangible common equity (Non-GAAP)	$ 6,779	$ 6,270	$ 6,424	$ 5,853	$ 5,494
Tangible Assets (Non-GAAP)					
(D) Total assets (GAAP)	$ 81,661	$ 82,533	$ 85,071	$ 80,729	$ 78,953
Less: Intangible assets (GAAP) (b)	1,696	1,709	1,720	1,732	1,744
(E) Tangible assets (Non-GAAP)	$ 79,965	$ 80,825	$ 83,351	$ 78,997	$ 77,209
Period-end Shares Outstanding					
(F) Period-end shares outstanding	559	559	559	538	537
Ratios					
(A)/(D) Total equity to total assets (GAAP)	11.38 %	10.65 %	10.53 %	11.02 %	10.83 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	8.48 %	7.76 %	7.71 %	7.41 %	7.12 %
(B)/(F) Book value per common share (GAAP)	$ 15.17	$ 14.28	$ 14.58	$ 14.11	$ 13.48
(C)/(F) Tangible book value per common share (Non-GAAP)	$ 12.13	$ 11.22	$ 11.50	$ 10.89	$ 10.23

(a) Included in Total equity on the Consolidated Balance Sheet. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding.

26

27 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. $s in millions Quarterly, Unaudited 4Q23 3Q23 2Q23 1Q23 4Q22 Adjusted Diluted EPS Net income available to common shareholders ("NIAC") (GAAP) a $ 175 $ 129 $ 317 $ 243 $ 258 Plus Tax effected notable items (Non-GAAP) (a) 3 20 (98) 16 34 Adjusted net income available to common shareholders (Non-GAAP) b $ 178 $ 150 $ 219 $ 259 $ 293 Diluted Shares (GAAP)8 c 561 561 561 572 572 Diluted EPS (GAAP) a/c $ 0.31 $ 0.23 $ 0.56 $ 0.43 $ 0.45 Adjusted diluted EPS (Non-GAAP) b/c $ 0.32 $ 0.27 $ 0.39 $ 0.45 $ 0.51 Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA") Net Income ("NI") (GAAP) $ 188 $ 142 $ 329 $ 256 $ 270 Plus Tax effected notable items (Non-GAAP) (a) 3 20 (98) 16 34 Adjusted NI (Non-GAAP) $ 191 $ 163 $ 231 $ 271 $ 304 NI (annualized) (GAAP) d $ 746 $ 565 $ 1,320 $ 1,037 $ 1,070 Adjusted NI (annualized) (Non-GAAP) e $ 757 $ 646 $ 928 $ 1,100 $ 1,206 Average assets (GAAP) f $ 82,313 $ 83,220 $ 82,304 $ 78,841 $ 79,521 ROA (GAAP) d/f 0.91% 0.68% 1.60% 1.32% 1.35 % Adjusted ROA (Non-GAAP) e/f 0.92% 0.78% 1.13% 1.40% 1.52 % Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE Net income available to common shareholders ("NIAC") (annualized) (GAAP) g $ 695 $ 513 $ 1,270 $ 987 $ 1,025 Adjusted Net income available to common shareholders (annualized) (Non-GAAP) h $ 706 $ 594 $ 878 $ 1,050 $ 1,161 Average Common Equity (GAAP) i $ 8,090 $ 8,163 $ 7,747 $ 7,398 $ 7,106 Intangible Assets (GAAP) (b) 1,702 1,714 1,726 1,738 1,750 Average Tangible Common Equity (Non-GAAP) j $ 6,388 $ 6,448 $ 6,021 $ 5,659 $ 5,356 ROCE (GAAP) g/i 8.60% 6.28% 16.40% 13.34% 14.42 % ROTCE (Non-GAAP) g/j 10.89% 7.95% 21.10% 17.43% 19.14 % Adjusted ROTCE (Non-GAAP) h/j 11.05% 9.21% 14.59% 18.55% 21.68% (a) Amounts adjusted for notable items as detailed on page 22 (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$s in millions		Quarterly, Unaudited 4Q23	3Q23	2Q23	1Q23	4Q22
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	k	$ 183	$ 173	$ 400	$ 171	$ 174
Plus notable items (GAAP) (a)		(4)	—	(225)	—	(1)
Adjusted noninterest income (Non-GAAP)	l	$ 179	$ 173	$ 175	$ 171	$ 173
Revenue (GAAP)	m	$ 800	$ 778	$ 1,031	$ 859	$ 882
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		804	782	1,035	863	886
Plus notable items (GAAP) (a)		(4)	—	(225)	—	(1)
Adjusted revenue (Non-GAAP)	n	$ 800	$ 782	$ 810	$ 863	$ 885
Securities gains/(losses) (GAAP)	o	$ (5)	$ —	$ —	$ —	$ 1
Noninterest income as a % of total revenue (GAAP)	(k-o)/(m-o)	23.33 %	22.23 %	38.80 %	19.90 %	19.63 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	22.32 %	22.11 %	21.60 %	19.81 %	19.50 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	p	$ 572	$ 474	$ 555	$ 478	$ 503
Plus notable items (GAAP) (a)		(70)	(10)	(95)	(21)	(46)
Adjusted noninterest expense (Non-GAAP)	q	$ 502	$ 465	$ 461	$ 457	$ 458
Revenue (GAAP)	r	$ 800	$ 778	$ 1,031	$ 859	$ 882
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		804	782	1,035	863	886
Plus notable items (GAAP) (a)		(4)	—	(225)	—	(1)
Adjusted revenue (Non-GAAP)	s	$ 800	$ 782	$ 810	$ 863	$ 885
Securities gains/(losses) (GAAP)	t	$ (5)	$ —	$ —	$ —	$ 1
Efficiency ratio (GAAP)	p/(r-t)	71.14 %	60.96 %	53.89 %	55.67 %	57.10 %
Adjusted efficiency ratio (Non-GAAP)	q/s	62.84 %	59.43 %	56.92 %	92.98 %	51.73 %

(a) Amounts adjusted for notable items as detailed on page 22 (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding

28

29 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Period-end Average ($s in millions) 4Q23 3Q23 4Q23 vs. 3Q23 4Q23 3Q23 4Q23 vs. 3Q23 Loans excluding LMC Total Loans (GAAP) $ 61,292 $ 61,778 $ (486) (1) % $ 61,197 $ 61,432 $ (235) — % LMC (GAAP) 2,019 2,237 (218) (10) % 1,939 2,353 (414) (18) % Total Loans excl. LMC (Non-GAAP) 59,273 59,541 (268) — % 59,258 59,079 179 — % Total Consumer (GAAP) 14,443 14,494 (51) — % 14,466 14,391 75 1 % Total Commercial excl. LMC (Non-GAAP) 44,829 45,047 (218) — % 44,792 44,688 104 — % Total CRE (GAAP) 14,216 14,121 95 1% 14,210 13,999 211 2 % Total C& I excl. LMC (Non-GAAP) $ 30,613 $ 30,926 $ (313) (1) % $ 30,581 $ 30,689 $ (108) — %

30 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. (a) Amounts adjusted for notable items as detailed on page 25. Numbers may not foot due to rounding $s in millions Quarterly, Unaudited 4Q23 3Q23 Adjusted noninterest income excluding deferred compensation income Noninterest income (GAAP) 183 173 Plus notable items (GAAP) (4) — Adjusted noninterest income (Non-GAAP) $179 $173 Less deferred compensation income (GAAP) 6 — Adjusted noninterest income excluding deferred compensation income (Non-GAAP) $ 173 $ 173 Adjusted noninterest expense excluding deferred compensation expense Noninterest expense (GAAP) 572 474 Plus notable items (GAAP) (70) (10) Adjusted noninterest expense (Non-GAAP) $502 $465 Less deferred compensation expense (GAAP) 7 — Adjusted noninterest expense excluding deferred compensation expense (Non-GAAP) $ 495 $ 465 Adjusted personnel expense excluding deferred compensation expense Personnel expense (GAAP) 279 266 Plus notable items (GAAP) (2) (10) Adjusted personnel expense (Non-GAAP) 277 256 Less deferred compensation expense (GAAP) 7 — Adjusted personnel expense excluding deferred compensation expense (Non-GAAP) $ 270 $ 256